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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported)   July 14, 2000
                                                           -------------



                            SIERRA PACIFIC RESOURCES
                            ------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                         1-8788                 88-0198358
-------------------------------            ------                 ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



P.O. Box 30150 (6100 Neil Road), Reno, Nevada                          89511
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  (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:    (775) 834-4011
                                                       --------------



                                     None
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events
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     On July 12, 2000, Sierra Pacific Resources (the parent corporation of
Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing second quarter fuel and purchased power costs for the company's two Nevada utility subsidiaries will likely exceed budgeted expenses by an estimated $70-80 million.

     A copy of the press release, dated July 12, 2000, relating to the above described matter is attached as Exhibit 99.1 hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not required

        (b)  Pro forma financial information.
             -------------------------------

             Not required

        (c)  Exhibits.
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             99.1 Sierra Pacific Resources-  Press Release issued July 12, 2000
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                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Sierra Pacific Resources

Date:  July 14, 2000                    By:     /s/   Mark A. Ruelle
       -------------                            --------------------
                                                      Mark A. Ruelle
                                                Senior Vice President
                                        Chief Financial Officer and Treasurer
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                                 Exhibit Index
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Exhibit   99.1

     Sierra Pacific Resources- Press Release issued July 12, 2000.